Exhibit 10.21

                                 AMENDMENT NO. 2

     AMENDMENT NO. 2 dated as of December 17, 1997 to the Employment Agreement (the "Agreement") dated as of March 31, 1997 between LANCIT MEDIA ENTERTAINMENT, LTD., a New York corporation ("Employer") and SUSAN SOLOMON ("Executive").

                              W I T N E S S E T H:

     WHEREAS, Employer and Executive entered into the Agreement on March 31, 1997; and

     WHEREAS, Employer and Executive entered into Amendment No. 1 to the Agreement on June 20, 1997 (Amendment No. 1); and

     WHEREAS, the Board of Directors of Employer has approved the extension of certain provisions of the Agreement; and

     WHEREAS, capitalized terms used in this Amendment and not separately defined shall have the meanings ascribed thereto in the Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Agreement as follows:

     1. Each of Paragraphs 3(f)(iii), (iv) and (vii)(A) and 3(g)(ii) of the Agreement is hereby amended to delete each reference therein to "December 31, 1997" and replace each such reference with "March 31, 1998".

     2. Section 2 of Schedule A to the Agreement, as amended by Amendment No. 1, is hereby amended to delete the reference therein to "December 31, 1997" and replace such reference with "March 31, 1998".

     3. Section 1 of Exhibit C to the Agreement, as amended by Amendment No. 1, is hereby amended to delete the reference therein to "December 31, 1997" and replace such reference with "March 31, 1998".

     4. Section 4(b) of Exhibit C to the Agreement, as amended by Amendment No. 1, is hereby amended to delete the reference therein to "January 1, 1998" and replace such reference with "April 1, 1998".

     5. Subject to the amendments effected hereby, the Agreement shall remain in full force and effect.

     6. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Attest:                                  LANCIT MEDIA ENTERTAINMENT, LTD.



/s/  MARC L. BAILIN                  By:      /s/  LAURENCE A. LANCIT
Secretary                                    Laurence A. Lancit


                                              /s/  SUSAN SOLOMON
                                             Susan Solomon